                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  March 1, 2000

                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement, dated as of March 30, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-CAT-1.

                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                 333-32105              13-3447441
(State or Other Jurisdiction      (Commission File       (I.R.S. Employer
     of Incorporation)               Number)             Identification No.)



Three World Financial Center                                             10285

200 Vesey Street                                                      (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

On September 1, 1998, March 1, 1999, September 1999 and March 1, 2000 distributions were made to the Holders of the Corporate Bond-Backed Certificates, Series 1998-CAT-1 (the "Certificate Holders"). Specific information with respect to the distributions are filed as Exhibits 99.1 through
99.5 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits were filed as part of this report:

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending September 1, 1998.
99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending March 1, 1999.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending September 1, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending March 1, 2000.



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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2000



                                          THE BANK OF NEW YORK
                                          AS TRUSTEE, FOR
                                          CORPORATE BOND-BACKED
                                          CERTIFICATES, SERIES
                                          1998-CAT-1 TRUST


                                          By: /s/ Enrico D. Reyes
                                            ---------------------------
                                             Enrico D. Reyes
                                             Vice President



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                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending September 1, 1998.
99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending March 1, 1999.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending September 1, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending March 1, 2000.


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